UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2025

Monarch Casino & Resort, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-22088	88-0300760
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3800 South Virginia Street, Reno, Nevada	89502
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (775) 335-4600

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange on which registered
Common Stock, $0.01 par value	MCRI	The Nasdaq Stock Market LLC (Nasdaq-GS)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

Monarch Casino & Resort, Inc. ("Monarch" or "the Company") reports that on February 14, 2025, the District Court, City and County of Denver, Colorado (“Court”), issued its decision in the litigation between Monarch and PCL Construction Services, Inc. (“PCL”). The Court awarded damages in favor of PCL of $74,772,551 for its claims of breach of contract, breach of implied warranty, and breach of the duty of good faith and fair dealing and $144,894 to Monarch for its negligence and gross negligence counterclaims against PCL. The Court entered a single judgment in the amount of the net difference between the cross-judgment and awarded PCL a principal judgment amount of $74,627,657 (the “Judgment”).

Based upon its initial review of the Court’s Judgment, Monarch anticipates filing an appeal to the Colorado Court of Appeals.

Accounting Treatment

Monarch is currently evaluating the Court’s Judgment in an effort to reflect the accounting treatment of the result, noting that Monarch currently plans to file an appeal of the Judgment. Monarch anticipates reflecting the Judgment as a Type 1 subsequent event (in accordance with ASC 855-10-20) in the Company’s Annual Report for the Year Ended December 31, 2024 on SEC Form 10-K (the “2024 Form 10-K”), currently anticipated to be filed on or before March 3, 2025. We also anticipate the effect of the Judgment to require amending the results for the fourth quarter and full year ended December 31, 2024 from the results announced February 11, 2025. We also expect these amendments to be completed and announced by the time our 2024 Form 10-K is filed.

Monarch’s balance sheet at September 30, 2024 included a liability for amounts due PCL in the amount of $47,008,285. Given the Judgment amount, Monarch anticipates that its December 31, 2024 balance sheet will include a liability of no less than the full amount of the Judgment, but also notes that the Judgment invited motions to add prejudgment interest at 8% per annum and for the prevailing party to request fees and costs. Monarch will respond to such motions in due course, once filed.

Background of the Litigation

On August 30, 2019, PCL filed a complaint in District Court, City and County of Denver, Colorado, against the Company and its Colorado subsidiaries, in connection with the Company’s now completed expansion of the Monarch Casino Resort Spa Black Hawk (the “Project”). The case is captioned PCL Construction Services, Inc. v. Monarch Growth Inc., et al., Case No. 2019CV33368 (the “First Denver Lawsuit”). The complaint alleges, among other things, that the defendants breached the construction contract with PCL and certain implied warranties. On December 5, 2019, the Company filed its answer and counterclaim, which alleges, among other items, that PCL breached the construction contract, duties of good faith and fair dealing, and implied and express warranties, made fraudulent or negligent misrepresentations on which the Company and its Colorado subsidiaries relied, and included claims for monetary damages as well as equitable and declaratory relief.

On September 5, 2023, trial commenced in the First Denver Lawsuit in the District Court for the City and County of Denver, Colorado. The bench trial concluded on November 22, 2023, after 28 total court days.

Forward Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "plan," “intends,” “anticipates,” "believe," "expect," "seem," "look," "look forward," "positioning," "future," "will," "confident" and similar references to future periods. Example of forward-looking statements include, among others, statements we make regarding the belief that the Court’s judgment contains appealable error, our plans relating to the filing of an appeal with the Colorado Court of Appeals, and our expectations regarding the accounting treatment of the Judgment. Actual results and future events and conditions may differ materially from those described in any forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include, without limitation:

●	ongoing disagreements over costs of and responsibility for delays and other construction related matters with PCL, including, as previously reported, the litigation against us by such contractor;
●	our counterclaims for construction defects, breach of contract, breach of warranty, fraud, fraudulent inducement, negligence or other construction related claims that we may have against PCL, or others, in connection with construction and completion of Monarch Casino Resort Spa Black Hawk and any adverse impacts on operations required to correct the same, including those claims asserted in the above-mentioned litigation against PCL;
●	amounts awarded by the Colorado Court for prejudgment interest and for fees and costs;
●	the outcome of the appeal of the litigation by and against PCL in the above-mentioned litigation in which litigation the Company intends to appeal the Court's decision;
●	our potential need to post bonds or other forms of surety to support our legal remedies, including the appeal;

Additional information concerning potential factors that could adversely affect all forward-looking statements, including the Company's financial results, is included in our Securities and Exchange Commission filings, including our most recent annual report on Form 10-K and quarterly reports on Form 10-Q, which are available on our website at www.monarchcasino.com .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

9
Monarch Casino and Resort, Inc.

Date: February 18, 2025	/s/ Edwin S. Koenig
Edwin S. Koenig, Chief Accounting Officer and Corporate Treasurer (Principal Financial and Accounting Officer and Duly Authorized Officer)